UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 14, 2004

                              BANK ONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     001-15323                 31-0738296
         --------                     ---------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                               One Bank One Plaza
                                Chicago, IL 60670
                                -----------------
               (Address of principal executive offices) (zip code)

                                 (312) 732-4000
            -------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS
                  ------------

                  On June 14, 2004, Bank One Corporation and J.P. Morgan Chase & Co. issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

(c)               Exhibits.

                  99.1 Joint press release, dated June 14, 2004, issued by Bank One Corporation and J.P. Morgan Chase & Co.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                  BANK ONE CORPORATION


                                                  By:    /s/  Heidi Miller
                                                     ---------------------------
                                                  Name:  Heidi Miller
                                                  Title: Chief Financial Officer

Date:  June 15, 2004

                                  EXHIBIT INDEX

99.1 Joint press release, dated June 14, 2004, issued by Bank One Corporation and J.P. Morgan Chase & Co.